CLASSIC PROFUNDS VP

Bull

Small-Cap

Europe 30

BOND BENCHMARKED PROFUNDS VP

Rising Rates Opportunity

Prospectus

May 1, 2003

As revised September 2, 2003

This Prospectus should be read in conjunction with the separate account’s prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Table of Contents

4	PROFUNDS VP OVERVIEW

5	CLASSIC PROFUNDS VP
6	Bull
7	Small-Cap
8	Europe 30

9	BOND BENCHMARKED PROFUNDS VP
10	Rising Rates Opportunity

11	STRATEGIES AND RISKS

17	PROFUNDS MANAGEMENT

19	GENERAL PROFUNDS VP INFORMATION

23	FINANCIAL HIGHLIGHTS

P R O F U N D S  V P  O V E R V I E W

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Classic ProFunds VP: Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bull	S&P 500 Index®	Match (100%)	Diverse, widely traded, large capitalization
Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization
Europe 30	ProFunds Europe 30 Index	Match (100%)	Companies whose principal offices are located in European countries, whose securities are traded in the U.S.

Bond Benchmarked ProFund VP: ProFund VP Rising Rates Opportunity® seeks to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse daily performance of the most recently issued 30-year U.S. Treasury Bond.

ProFund VP	Security	Daily Benchmark	Types of Securities
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

[1]	A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index, a security or multiples thereof. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP Bull has a daily benchmark of matching (100%) the daily return of the S&P 500 Index®.

C L A S S I C  P R O F U N D S  V P

ProFund VP	Index	Daily Benchmark
Bull	S&P 500 Index	Match (100%)
Small-Cap	Russell 2000 Index	Match (100%)
Europe 30	ProFunds Europe 30 Index	Match (100%)

Classic ProFunds VP may be appropriate for investors who:

want to achieve investment results approximating the daily performance of a particular index.

P R O F U N D  V P  B U L L

Investment Objective. ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor’s based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bull are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

For more information on ProFund VP Bull’s investment strategies and risks, including a description of the terms listed in bold, please refer to “Strategies and Risks” later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bull by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002	-23.98%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 7.73% (quarter ended December 31, 2002) and the lowest return was -17.78% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2002	One Year	Since Inception	Inception Date
ProFund VP Bull	-23.98%	-20.45%	05/01/01

S&P 500 Index(1)	-23.37%	-19.62%	05/01/01

(1)	Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.91%

Total Annual ProFund Operating Expenses	1.91%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Bull	$194	$600	$1,032	$2,233

P R O F U N D  V P  S M A L L – C A P

Investment Objective. ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Small-Cap’s investment strategies and risks, including a description of the terms listed in bold, please refer to “Strategies and Risks” later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Small-Cap for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Small-Cap by comparing average annual total returns of ProFund VP Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002	-22.44%

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap for one quarter was 4.24% (quarter ended March 31, 2002) and the lowest return was -20.63% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2002	One Year	Since Inception	Inception Date
ProFund VP Small-Cap	-22.44%	-16.62%	05/01/01

Russell 2000 Index(1)	-21.58%	-13.77%	05/01/01

(1)	Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.97%

Total Annual ProFund Operating Expenses	1.97%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Small-Cap	$200	$618	$1,062	$2,296

P R O F U N D  V P  E U R O P E 3 0

Investment Objective. ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Europe 30 Index included companies with capitalizations between $10.3 billion and $143.7 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Europe 30 are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk and foreign investment risk.

For more information on ProFund VP Europe 30’s investment strategies and risks, including a description of the terms listed in bold, please refer to “Strategies and Risks” later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000	-12.75%	2001	-24.14%	2002	-25.76%

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 10.63% (quarter ended December 31, 2002) and the lowest return was -21.54% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2002	One Year	Since Inception	Inception Date
ProFund VP Europe 30	-25.76%	-14.61%	10/18/99
Dow Jones STOXX 50 Index(1)(2)	-22.90%	-12.48%	10/18/99
ProFunds Europe 30 Index(1)	-23.52%	-14.60%	10/18/99

(1)	Reflects no deduction for fees or expenses.
(2)	The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.03%

Total Annual ProFund Operating Expenses	2.03%
Fee Waivers/Reimbursements**	-0.05%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Europe 30	$201	$632	$1,089	$2,354

B O N D  B E N C H M A R K E D  P R O F U N DS  V P

ProFund	Security	Daily Benchmark
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse

ProFund VP Rising Rates Opportunity®may be appropriate for investors who:

•	expect the yield on the most recently issued 30-year U.S. Treasury Bond to increase.

•	want to protect (hedge) the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

P R O F U N D  V P  R I S I N G  R A T E S  O P P O R T U N I T Y

Investment Objective. ProFund VP Rising Rates Opportunity®seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising Rates Opportunity are market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP Rising Rates Opportunity’s investment strategies and risks, including a description of the terms listed in bold, please refer to “Strategies and Risks” later in this Prospectus.

Fund Performance. Because ProFund VP Rising Rates Opportunity commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.13%

Total Annual ProFund Operating Expenses	2.13%
Fee Waivers/Reimbursements**	-0.15%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Rising Rate Opportunity	$201	$653	$1,130	$2,450

S T R A T E G I E S  A N D  R I S K S

“The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks.”

S T R A T E G I E S  A N D  R I S K S

More On Strategies: In seeking to achieve the ProFunds VP investment objectives of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index – whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP’s investment objective. In addition to each ProFund VP’s principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, ProFund VP Small-Cap and ProFund VP Europe 30 seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

Important Concepts and Definitions:

This section describes important concepts that may be unfamiliar to an investor.

•	Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).

•	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•	Depositary Receipts (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

•	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•	GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•	NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges.

•	Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.

•	Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

•	Financial Instruments The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Financial instruments may also be used to produce economically “leveraged” investment results.

•	Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.

•	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

•	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.

•	Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment’s value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

•	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

•	Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

•	Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.

•	Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.

•	Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP’s investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP’s benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

•	Selling Short is selling a stock, usually borrowed, and buying it back at a later date.

•	Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.

•	Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

•	U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP’s portfolio are called “principal risks.” The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of “market timing” investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP’s benchmark index, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP’s position in a particular instrument when desired.

Correlation Risk (All ProFunds VP). A number of factors may affect a ProFund VP’s ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP’s correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution on the last business day of June may impair the Classic ProFunds VP from meeting their daily investment objective on that day.

Debt Instrument Risk (ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and ProFund VP Rising Rates Opportunity may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

Equity Risk (ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Europe 30). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease.

Foreign Investment Risk (ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

Geographic Concentration Risk (ProFund VP Europe 30). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. European companies could be hurt by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties experienced as certain countries, and particularly those in Eastern Europe, implement significant free market economic reforms.

Interest Rate Risk (ProFund VP Rising Rates Opportunity). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (ProFund VP Rising Rates Opportunity). Shareholders in ProFund VP Rising Rates Opportunity should lose money when the security underlying such ProFund VP’s benchmark rises – a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (ProFund VP Rising Rates Opportunity).

Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to its daily investment objective.

Liquidity Risk (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than ProFund VP Rising Rates Opportunity, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in ProFund VP Rising Rates Opportunity should lose value on days when the security underlying its benchmark increases (adverse market conditions for this ProFund VP).

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as “non-diversified” under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by ProFund VP Rising Rates Opportunity to seek gains when its benchmark security declines or to adjust investment exposure to its benchmark security. If the ProFund VP buys back the security at a price lower than the price at which it sold the security plus interest incurred, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, the ProFund VP will incur a negative return (loss) on the transaction. The ProFund VP’s use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of the ProFund VP and may lower the ProFund VP’s return or result in a loss.

Small-Cap Company Investment Risk (ProFund VP Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies’ share prices.

Volatility Risk (ProFund VP Rising Rates Opportunity). The ProFund VP subject to volatility risk seeks to achieve an inverse of a multiple of the security underlying its benchmark. Therefore, it experiences greater volatility than the security underlying its benchmark and thus has the potential for greater losses.

P R O F U N D S  M A N A G E M E N T

“The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust’s officers are responsible for the day-to-day operations of the ProFunds VP.”

P R O F U N D S  M A N A G E M E N T

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the “Trust”), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust’s officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)

Bull	0.75%
Small-Cap	0.75%
Europe 30	0.71%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)

Bull	0.15%
Small-Cap	0.15%
Europe 30	0.14%

INDEX INFORMATION

“Standard & Poor’s,” “S&P,” “S&P 500,”and “Standard & Poor’s 500,” “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. “Russell 2000 Index” is a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor’s or the Frank Russell Company and neither Standard & Poor’s nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

G E N E R A L  P R O F U N D S  VP  I N F O R M A T I O N

“Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order.”

G E N E R A L  P R O F U N D S  VP  I N F O R M A T I O N

CALCULATING SHARE PRICES

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP’s portfolio investments trade in markets on days when the ProFund VP’s principal trading market(s) is closed, the ProFund VP’s net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP’s assets, less the ProFund VP’s liabilities, by the number of the ProFund VP’s outstanding shares.

A ProFund VP’s assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP’s underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, ProFund VP Rising Rates Opportunity may also close early.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year’s net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance. Each of the ProFunds VP declares and distributes net investment income and net capital gains on an annual basis.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If each ProFund VP qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

F I N A N C I A L  H I G H L I G H T S

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP

ProFund VP Bull

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$26.94		$30.00

Investment Activities:
Net investment income/(loss)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gains/(losses) on investments and futures contracts	(6.42)		(2.95)

Total income/(loss) from investment activities	(6.46)		(3.06)

Net Asset Value, End of Period	$20.48		$26.94

Total Return	(23.98)%		(10.20	)%(c)
Ratios/Supplemental Data:
Net assets, end of year	$92,749,513		$20,585,768
Ratio of expenses to average net assets	1.91%		2.25	%(d)
Ratio of net investment income/(loss) to average net assets	(0.18)%		(0.60	)%(d)
Portfolio turnover	260%		325%

(a)	Commencement of operations
(b)	Per share net investment income(loss) has been calculated using the daily average shares method.
(c)	Not annualized
(d)	Annualized

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$28.56		$30.00

Investment Activities:
Net investment income/(loss)	(0.16	)(b)	(0.10	)(b)
Net realized and unrealized gains/(losses) on investments, futures contracts and swap contracts	(6.25)		(1.34)

Total income/(loss) from investment activities	(6.41)		(1.44)

Net Asset Value, End of Period	$22.15		$28.56

Total Return	(22.44)%		(4.80	)%(c)
Ratios/Supplemental Data:
Net assets, end of year	$38,611,882		$19,964,980
Ratio of expenses to average net assets	1.97%		2.25	%(d)
Ratio of net investment income/(loss) to average net assets	(0.62)%		(0.53	)%(d)
Ratio of expenses to average net assets*	1.97%		2.65	%(d)
Portfolio turnover	527%		2,627%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Commencement of operations
(b)	Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)	Not annualized
(d)	Annualized

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Europe 30

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2002	For the year ended December 31, 2001		For the year ended December 31, 2000	For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$24.26	$31.98		$36.82	$30.00

Investment Activities:
Net investment income/(loss)	0.07 (b)	(0.04	)(b)	0.09 (b)	(0.04)
Net realized and unrealized gains/(losses) on investments and futures contracts	(6.32)	(7.68)		(4.79)	6.86

Total income/(loss) from investment activities	(6.25)	(7.72)		(4.70)	6.82

Distributions to Shareholders From:
Net realized gains on investments and futures contracts	—	—		(0.14)	—

Net Asset Value, End of Period	$18.01	$24.26		$31.98	$36.82

Total Return	(25.76)%	(24.14)%		(12.75)%	22.73	%(c)
Ratios/Supplemental Data:
Net assets, end of year	$33,119,003	$52,253,162		$25,003,610	$3,262,131
Ratio of expenses to average net assets	1.98%	1.89%		1.65%	1.78	%(d)
Ratio of net investment income/(loss) to average net assets	0.33%	(0.14)%		0.26%	(1.00	)%(d)
Ratio of expenses to average net assets*	2.03%	1.89%		1.65%	2.39	%(d)
Portfolio turnover	1,280%	1,002%		1,434%	100%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Commencement of operations
(b)	Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)	Not annualized
(d)	Annualized

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income/(loss)	(0.09	)(b)
Net realized and unrealized gains/(losses) on investments, futures contracts and swap contracts	(5.59)

Total income/(loss) from investment activities	(5.68)

Net Asset Value, End of Period	$24.32

Total Return	(18.93	)%(c)
Ratios/Supplemental Data:
Net assets, end of year	$7,167,908
Ratio of expenses to average net assets	1.98	%(d)
Ratio of net investment income/(loss) to average net assets	(0.49	)%(d)
Ratio of expenses to average net assets*	2.13%
Portfolio turnover	—

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Commencement of operations
(b)	Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)	Not annualized
(d)	Annualized

See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors

(888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

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PROFUNDS

INNOVATIONS IN INDEXING®

Investment Company Act File No. 811-08239

PROVP0903